                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                ______________



Date of Report (Date of earliest event reported):  AUGUST 22, 2000



                             THE GILLETTE COMPANY
                             --------------------
            (Exact name of registrant as specified in its charter)


   DELAWARE                      1-922                         04-1366970
------------------        --------------------             ------------------
 (State or other              (Commission                     (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)


            Prudential Tower Building, Boston, Massachusetts   02199
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 421-7000

                               Page 1 of 5 pages

ITEM 5.   OTHER EVENTS

On August 22, 2000, The Gillette Company announced that it had signed a definitive agreement to sell its stationery products business to Newell Rubbermaid Inc. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     99.1      Press Release issued by The Gillette Company on August 22, 2000.

                               Page 2 of 5 pages

                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE GILLETTE COMPANY




Date: August 25, 2000                   BY: /s/ Michelle Viotty
                                            ------------------------------
                                        Name:  Michelle Viotty
                                        Title: Vice President
                                               New Business Development

                               Page 3 of 5 pages

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                            Sequential
Number              Description                    Page Number
-------             -----------                    -----------
 99.1               Press Release issued by              5
                    The Gillette Company
                    on August 22, 2000

                               Page 4 of 5 pages